O’SHAUGHNESSY MARKET LEADERS VALUE FUND	Summary Prospectus November 28, 2018 OFVIX (Class I)

Before you invest, you may want to review the O’Shaughnessy Market Leaders Value Fund’s (the “Value Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Value Fund and its risks.  The current Statutory Prospectus and SAI dated November 28, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.osfunds.com.  You can also get this information at no cost by calling the Fund toll-free at 1-877-291-7827 or by sending an email request to info@osfunds.com.

Investment Objective
The O’Shaughnessy Market Leaders Value Fund’s investment objective is to seek long-term capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Class I
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.74%
Less: Fee Waiver and Expense Reimbursement(1)	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.65%
(1)
O’Shaughnessy Asset Management, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 0.65% of average daily net assets of the Fund’s Class I shares (the “Expense Cap”).  The Expense Cap will remain in effect through at least November 27, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$228	$403	$910

Portfolio Turnover
The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Value Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Value Fund invests primarily in a diversified portfolio of common stocks and other equity securities of companies of all sizes, including but not limited to, American Depositary Receipts (“ADRs”), preferred stocks, limited partnerships, and convertible securities.  The Adviser employs a bottom-up, quantitative, factor-based approach to security selection based on research and analysis of historical data.  The Adviser may eliminate or substitute factors at its discretion. Portfolio securities may be sold generally upon periodic rebalancings of the Fund’s portfolio.  For selling decisions, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities when it believes such securities no longer meet its investment criteria.  The Fund may from time to time emphasize investment in certain sectors of the market.  As of July 31, 2018, 31% of the Fund’s total investments were invested in the financial sector.

The Adviser screens securities using a factor-based model that seeks to identify market leading companies by analysis of a number of factors including, but not limited to, low valuations, strong financial strength, conservative earnings reporting (earnings quality), strong earnings growth, market capitalization and volume.  The Value Fund selects companies that offer a strong “shareholder yield” – the combination of dividend yield and the rate at which the company is buying back shares of its stock – at the time of initial purchase.  While stocks often have both a strong dividend yield and a high rate of share repurchases, that may not always be the case.  An individual stock may be deemed to be attractive even if its entire shareholder yield is generated from either dividends or share repurchases.  Due to ongoing research, the Adviser may modify the characteristics utilized in the investment strategy, without prior notice to shareholders, in order to better achieve the investment objective.

The Value Fund will primarily invest in common stocks of U.S. issuers but may also invest up to 20% of its total assets in common stocks of foreign securities and issuers, which may also include issuers located in emerging markets and frontier markets, also known as “pre-emerging markets,” as defined by countries listed on the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and/or the MSCI Frontier Markets Index.  The Fund may also invest up to 20% of its total assets in depositary receipts of foreign based companies (i.e. ADRs, European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), etc.) whose common stock is not itself listed on a U.S. exchange.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  The Fund may invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).

The Value Fund may also invest up to 100% of the Fund’s total assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments for temporary defensive purposes. The Fund may also invest up to 50% of its total assets in ETFs that are aligned with the Fund’s principal investment strategies, for temporary defensive purposes.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Value Fund.  The following principal risks could affect the value of your investment:

•
Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Value Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Equity Securities Risk.  The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.  These price movements may result from factors affecting individual companies, sectors or industries selected for the Value Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

•	Management Risk. The Value Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to meet the Fund’s investment objective.
•
Foreign Securities and Emerging Markets Risk.  The risks of investing in the securities of foreign issuers, including depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Frontier Markets Risk.  There is an additional increased risk of price volatility associated with frontier market countries (pre-emerging markets), which may be further magnified by currency fluctuations relative to the U.S. dollar. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.

•
Large-Sized Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Sized Companies Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Depositary Receipt Risk.  The Value Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

•
Value Style Investing Risk.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•
Sector Risk.  To the extent the Value Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

o
Financial Sector Risk.  The Value Fund currently invests a significant portion of its assets in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector.  This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.  During the recent market downturn, numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations.

•
Investment Company Risk.  When the Value Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

Performance
The following information provides some indication of the risks of investing in the Value Fund.  The bar chart shows the annual return for the Fund’s Class I shares for one year.  The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.osfunds.com or by calling the Fund toll-free at 1-877-291-7827.

Calendar Year Total Return as of December 31 – Class I

The Fund’s calendar year-to-date return as of September 30, 2018 was 4.92%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.50% for the quarter ended December 31, 2017 and the lowest quarterly return was 3.13% for the quarter ended March 31, 2017.

Average Annual Total Returns
(for the period ended December 31, 2017)
Class I Shares	1 Year	Since Inception (02/26/2016)
Return Before Taxes	24.64%	24.09%
Return After Taxes on Distributions	23.58%	23.36%
Return After Taxes on Distributions and Sale of Fund Shares	14.80%	18.70%
Russell 1000 Value® Index (reflects no deduction for fees, expenses, or taxes)	13.66%	19.79%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Value Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser: O’Shaughnessy Asset Management, LLC is the Value Fund’s investment adviser.

Portfolio Managers: James O’Shaughnessy, Principal, Chairman and Chief Investment Officer, Patrick O’Shaughnessy, Principal and Chief Executive Officer, Scott Bartone, Principal and Director of Portfolio Management and Operations and Christopher Meredith, Principal and Director of Research, are the portfolio managers primarily responsible for the day-to-day management of the Fund.  Mr. James O’Shaughnessy and Mr. Meredith have managed the Fund since February 2016 and Mr. Patrick O’Shaughnessy and Mr. Scott Bartone have managed the Fund since November 2018.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Value Fund shares on any business day by written request via mail (O’Shaughnessy Market Leaders Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-291-7827, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Class I shares require a minimum investment of $10,000, are generally available for purchase only by institutional investors, retirement accounts or high net worth individuals and have no minimum subsequent investment requirements, provided the other eligibility requirements for purchase are met.

Tax Information
The Value Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Value Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.